[slide 1]

The
Interpublic
Group of Companies, Inc.

First Quarter 2002
Conference Call Notes

May 2, 2002


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[slide 2]

  Summary
  First Quarter Results
------------------------------------
 (Excludes restructuring charges and other unusual items)

 ($ Millions)


                             2002           2001         Change %
                          ---------      ---------      ---------

Revenue                   $1,420.1       $1,675.3        (15.2%)

Operating Costs             1229.8         1426.9         13.8%

EBITDA                       190.3          248.4        (23.4%)

  Margin %                    13.4%          14.8%

Depreciation                  48.7           51.8          6.0%
Amortization of
Intangibles                    1.5           41.9         96.4%

Income from Operations       140.1          154.7         (9.4%)

  Margin %                     9.9%           9.2%

Net Income                    66.7           76.5        (12.8%)

EPS                             .18            .20       (10.0%)

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[slide 3]


  First Quarter 2002:
  Components of Revenue Change
  ---------------------------------------

Effects of:                                              Growth %
                                                         --------
       Organic                                            (12.8%)

       Loss of Chrysler and Pepsi                          (1.0%)

       Currency Translation                                (0.9%)

       Net Dispositions                                    (0.5%)
                                                          -------
                                                          (15.2%)
                                                          =======

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[slide 4]

  First Quarter 2002:
  Components of Net Income Change
  ---------------------------------------

  (Excludes restructuring charges and other unusual items)

  ($ Millions)

1Q 2001 Net Income                          $   76.5

       Decrease in Revenue                    (255.2)

       Decrease in Operating Expenses          197.1

       Decrease in Depreciation                  3.1

       Decrease in Amortization                 40.4

       Increase in Non-Operating Items           2.3

       Increase in Equity Earnings and
       Minority Interests                        2.5
                                            --------
1Q 2002 Net Income                          $   66.7
                                            ========
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[slide 5]


  Pro Forma EBITDA Margin Trend
---------------------------------------

                     '00         '01           '02


Second Quarter      23.3%       19.5%           --

Third Quarter       17.8%       14.4%*          --

Fourth Quarter      20.4%       19.3%           --

First Quarter        --         14.8%          13.4%

* Estimated impact of September 11 is $35 million or 210 basis points, which would have resulted in an EBITDA margin trend of 16.5%.

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[slide 6]

  Selected Cash Flow Items
---------------------------------------

  ($ Millions)

                                      1Q        1Q
                                     2002      2001
                                     ----      ----

Depreciation and Amortization
of Fixed Assets                      48.7     51.8

Amortization of Intangible Assets     1.5     41.9

Acquisitions                         65.3     66.5

Capital Expenditures                 31.2     60.7

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[slide 7]


  Revenue by Discipline
---------------------------------------

 ($ Millions)
                                                 First Quarter
                                                     Revenue
                                   -------------------------------------------
                                             % of               % of     %
                                    2002     Rev       2001     Rev    Change
------------------------------------------------------------------------------
Marketing Communications           384.8    27.1%     446.0    26.6%   (14%)

Marketing Intelligence             102.3     7.2%     105.6     6.3%    (3%)

Marketing Services                  89.5     6.3%     103.6     6.2%   (14%)
                                   ----               -----
Total Marketing and
Communication Services             576.6    40.6%     655.2    39.1%   (12%)


Advertising & Media Buying         843.5    59.4%   1,020.1    60.9%   (17%)

                                 -------            -------
Total Revenue                    1,420.1   100.0%   1,675.3   100.0%   (15%)
                                 =======            =======

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[slide 8]

  Revenue by Region
  First Quarter 2002
---------------------------------------

 ($ Millions)

                                             %       % Change     % Change
                         Revenue  % Total  Change    Constant $    Organic
                        --------------------------------------------------

 Europe                $   372.2     26%    (10%)       (9%)        (11%)

 Latin America              65.0      5%    (11%)        0%          (2%)

 Asia/Other                117.1      9%    (11%)       (7%)         (8%)

 Canada                     35.7      2%    (11%)       (9%)         (9%)
                        --------   -----   ------      -----      -------
Total International        590.0     42%    (10%)       (8%)         (8%)

Total Domestic             830.1     58%    (18%)      (18%)        (16%)
                        --------   -----   ------      -----      -------
         Total          $1,420.1    100%    (15%)      (14%)      (12.8%)
                        ========   =====   ======      =====      =======

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[slide 9]


  2002 Net New Business
---------------------------------------


Key Wins                                         Key Losses
--------                                         ----------


AMD                                              Clairol

American Airlines     MCI Worldcom               Disney*

Barclays              Nextel                     Domino's

Credit Suisse         Revlon

Deutsche Telekom*     Sony*

Electrolux            Starwood Hotels

Exxon Mobil           Tricon Global Restaurants

HSBC                  Wachovia

                      Zenith Electronics

Total Wins            $831.2                     Total Losses             $86.6

                                                 Net New Business        $744.6


*Media only

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[slide 10]

    Outlook and Guidance - 2002
---------------------------------------


o   Second quarter revenue comparisons remain difficult

o   In a flat full-year revenue scenario, EPS grows 15%

    - If full year revenue increases, each 1% of revenue growth generates an incremental 2% EPS growth

    -   If full year revenue declines, margins will equal or exceed 2000 level

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[slide 11]

  Appendix I:
  2001 Revenue by Discipline
---------------------------------------

 ($ Millions)


                                          1st Q     2nd Q     3rd Q     4th Q
                                           2001      2001      2001      2001
                                       ---------------------------------------
Marketing Communications                $ 446.0   $ 462.2   $ 478.5   $ 470.1

Marketing Intelligence                    105.6     113.4     105.7     121.3

Marketing Services                        103.6     129.5     120.0     103.9
                                       ---------------------------------------

Total Marketing and
Communication Services                  $ 655.2   $ 705.1   $ 704.2   $ 695.3



Advertising & Media Buying              1,020.1   1,055.4     918.5   1,041.2
                                       ---------------------------------------
Total Revenue                          $1,675.3  $1,760.5  $1,622.7  $1,736.5
                                       =======================================

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[slide 12]


  Appendix II: 2001 Quarterly Results
  Restated for FAS 142
---------------------------------------

(Excludes one time charges and restructuring items)


                    1Q          2Q             3Q           4Q        Year
             -------------------------------------------------------------------

Revenue         $1,675.3     $1,760.4      $1,622.7     $1,736.5    $6,794.9

EBITDA             248.4        341.1         234.3        335.3     1,159.1

  Margin %         14.8%         19.4%         14.4%        19.3%       17.1%

Depreciation       51.8          52.3          52.2         53.6       209.9

Amortization of
Intangibles         0.9           1.0           1.0          1.0         3.9

Income from
Operations        195.7         287.8         181.1        280.7       945.3

  Margin %         11.7%         16.3%         11.2%        16.2%       13.9%

Net Income        111.8         152.1          89.8        150.3       504.0

EPS                 .30           .40           .24          .40        1.34

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[slide 13]


  Cautionary Statement
---------------------------------------


This document contains forward-looking statements. Interpublic's representatives may also make forward-looking statements orally from time to time. Statements in this document that are not historical facts, including statements about Interpublic's beliefs and expectations, particularly regarding recent business and economic trends, the integration of acquisitions and restructuring costs, constitute forward-looking statements. These statements are based on current plans, estimates and projections, and therefore undue reliance should not be placed on them. Forward-looking statements speak only as of the date they are made, and Interpublic undertakes no obligation to update publicly any of them in light of new information or future events.

Forward-looking statements involve inherent risks and uncertainties. A number of important factors could cause actual results to differ materially from those contained in any forward-looking statement. Such factors include, but are not limited to, those associated with the effects of national and regional economic conditions, Interpublic's ability to attract new clients and retain existing clients, the financial success of Interpublic's clients, developments from changes in the regulatory and legal environment for advertising and marketing and communications services companies around the world, and the successful completion and integration of acquisitions which complement and expand Interpublic's business capabilities.

One of Interpublic's business strategies is to acquire businesses that complement and expand Interpublic's current business capabilities. Accordingly, Interpublic is usually engaged in evaluating potential acquisition candidates. Interpublic is frequently engaged in a number of preliminary discussions that may result in one or more substantial acquisitions. These acquisition opportunities require confidentiality and from time to time give rise to bidding scenarios that require quick responses by Interpublic. Although there is uncertainty that any of these discussions will result in definitive agreements or the completion of any transactions, the announcement of any such transaction may lead to increased volatility in the trading price of Interpublic's securities.

Moreover, the success of recent or contemplated future acquisitions will depend on the effective integration of newly-acquired businesses into Interpublic's current operations. Important factors for integration include realization of anticipated synergies and cost savings and the ability to retain and attract new personnel and clients.

This document also contains financial information calculated on a "pro forma" basis, such as results before taking into account certain types of items. In addition, Interpublic's representatives may from time to time refer to "pro forma" financial information. Because "pro forma" financial information by its very nature departs from traditional accounting conventions, this information should not be viewed as a substitute for the information prepared by Interpublic in accordance with Generally Accepted Accounting Principles, including the balance sheets and statements of income and cash flow contained in Interpublic's quarterly and annual reports filed with the SEC on Forms 10-Q and 10-K.

Investors should evaluate any statements made by Interpublic in light of these important factors.